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                                                                    EXHIBIT 23.2




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Staples, Inc. 1998 Employee Stock Purchase Plan of our report dated June 29, 1998 with respect to the consolidated financial statements of Staples, Inc. included in its Current Report on Form 8-K dated July 1, 1998, filed with the Securities and Exchange Commission.

                                                   /s/ Ernst & Young LLP



                                                   ERNST & YOUNG LLP


Boston, Massachusetts
September 24, 1998